UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 21, 2010

PACTIV CORPORATION
(Exact Name of Registrant as Specified in Charter)

Delaware	1-15157	36-2552989
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1900 West Field Court Lake Forest, Illinois		60045
(Address of Principal Executive Offices)		(Zip Code)
Registrant’s telephone number, including area code: (847) 482-2000
None
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☑	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Definitive Agreement
Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
Item 9.01 Financial Statements and Exhibits
SIGNATURE
EXHIBIT INDEX
EX-10.1
EX-10.2

Item 1.01	Entry into a Definitive Agreement.
     On October 21, 2010, Pactiv Corporation (the “Company”) and The Bank of New York Mellon Trust Company, N.A., a national banking association, as trustee (the “Trustee”), entered into an Eighth Supplemental Indenture (the “Supplemental Indenture”) to the Indenture, dated as of September 29, 1999 (the “Original Indenture”), among the Company (formerly known as Tenneco Packaging Inc.) and the Trustee (as successor in interest to JPMorgan Chase Bank, N.A.), as supplemented by a supplemental indenture dated as of June 25, 2007, among the Company and the Trustee (the “Seventh Supplemental Indenture”), providing for the issuance of (and pursuant to which the Company has issued) $250,000,000 aggregate principal amount of 6.400% Notes due 2018 (the “Notes”) (the Original Indenture, as supplemented by the Seventh Supplemental Indenture, referred to herein as the “Indenture”).
     The Supplemental Indenture eliminated the Change of Control Offer covenant from the Registered Global Security evidencing the Notes and the Indenture (the “Proposed Amendment”). The Change of Control Offer covenant in the Registered Global Security evidencing the Notes and the Indenture required the Company to make an offer to each Holder of outstanding Notes to repurchase all or any part of such Holder’s Notes if a Change of Control Triggering Event occurred.
     The Company entered into the Supplemental Indenture in connection with the Agreement and Plan of Merger, dated as of August 16, 2010 (the “Merger Agreement”), by and between the Company, Rank Group Limited, Reynolds Group Holdings Limited (“Reynolds Group”) and Reynolds Acquisition Corporation, an indirect wholly-owned subsidiary of Reynolds Group (“Sub”), pursuant to which and on the terms and conditions set forth therein, Sub will merge with and into the Company and the Company will become a wholly owned subsidiary of Reynolds Group.
     The Supplemental Indenture became effective and binding on the Company and the Trustee upon the execution and delivery by the parties thereto. However, the Proposed Amendment will become operative as of the date the Supplemental Indenture was executed and delivered, and the terms of the Registered Global Security evidencing the Notes and the Indenture will be amended, supplemented, modified or deleted as set forth in the Supplemental Indenture, in each case only upon the acceptance for payment of Notes representing a majority of the outstanding aggregate principal amount on the Settlement Date (as defined in the Company’s Offer to Purchase and Consent Solicitation Statement, dated October 4, 2010). If the Settlement Date does not occur on or prior to (i) March 16, 2011, the termination date of the Merger Agreement, or (ii) June 16, 2011, if such termination date is extended pursuant to the terms of the Merger Agreement, the Supplemental Indenture will be void ab initio, as if such Supplemental Indenture never became effective.
     Capitalized terms used in this Item 1.01 without definition shall have the meanings assigned to them in the Indenture.
     The foregoing summary of the Supplemental Indenture does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the

Supplemental Indenture, which is filed as Exhibit 10.1 hereto and incorporated herein by reference.
Important Information
     In connection with the proposed merger, Pactiv filed a definitive proxy statement with the Securities and Exchange Commission (the “SEC”) on October 15, 2010. INVESTORS AND STOCKHOLDERS OF PACTIV ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT, AS WELL AS ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC AS THEY BECOME AVAILABLE BECAUSE THEY CONTAIN AND WILL CONTAIN IMPORTANT INFORMATION ABOUT PACTIV AND THE PROPOSED MERGER. The definitive proxy statement in connection with the proposed merger has been mailed to the stockholders of Pactiv. The definitive proxy statement, other relevant materials (when they become available), and any other documents filed by Pactiv with the SEC, may be obtained, without charge, from the SEC’s website at www.sec.gov or by request to Pactiv Corporation, Attention Corporate Secretary, 1900 W. Field Court, Lake Forest, IL 60045; 866-456-5439; www.pactiv.com.
Certain Information Regarding Participants
     Pactiv and its executive officers, directors and other members of its management and employees may be deemed to be participants in the solicitation of proxies from the stockholders of Pactiv in connection with the proposed merger. Information about the executive officers and directors of Pactiv and their ownership of Pactiv common stock is set forth in the definitive proxy statement filed by Pactiv on October 15, 2010.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
     On October 21, 2010, the Company, the Existing Trustee and the Additional Trustees named (and appointed) therein entered into the Pactiv Corporation Amended and Restated Rabbi Trust Agreement (the “Amended and Restated Trust Agreement”). The Amended and Restated Trust Agreement is effective as of May 14, 2010 and amends and restates in its entirety the Pactiv Corporation Rabbi Trust, initially adopted November 1, 1999.
     The Amended and Restated Trust Agreement, among other things, provides that in the event of a material change of the Obligations, including as a result of the termination or pay-out of a Plan, the Company will cause its actuary to determine the remaining Obligations under all of the Plans after giving effect to such change. To the extent that the value of the assets of the Trust as of such date is less than the total Obligations under all of the Plans as so determined, the Company will contribute additional assets to the Trust with a value equal to the difference. To the extent that the assets of the Trust exceed 110% of the Obligations, the Company may withdraw assets with a value equal to the excess of the value of the Trust’s assets over 110% of such Obligations.
     Capitalized terms used in this Item 5.02 without definition shall have the meanings assigned to them in the Amended and Restated Trust Agreement.
     The foregoing summary of the Amended and Restated Trust Agreement does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Amended and Restated Trust Agreement, which is filed as Exhibit 10.2 hereto and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits.

10.1	Eighth Supplemental Indenture, dated as of October 21, 2010, among Pactiv Corporation and The Bank of New York Mellon Trust Company, N.A., a national banking association, as trustee.
10.2	Pactiv Corporation Amended and Restated Rabbi Trust Agreement, effective as of May 14, 2010, among Pactiv Corporation, the Existing Trustee and the Additional Trustees named therein.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 22, 2010	PACTIV CORPORATION
	By:	/s/ Joseph E. Doyle
		Name:	Joseph E. Doyle
		Title:	Vice President and General Counsel

EXHIBIT INDEX

Exhibit No.	Description
10.1	Eighth Supplemental Indenture, dated as of October 21, 2010, among Pactiv Corporation and The Bank of New York Mellon Trust Company, N.A., a national banking association, as trustee.
10.2	Pactiv Corporation Amended and Restated Rabbi Trust Agreement, effective as of May 14, 2010, among Pactiv Corporation, the Existing Trustee and the Additional Trustees named therein.